4Q17 Supplemental Slides John C. R. Hele Chief Financial Officer Exhibit 99.3

Table of Contents

	Page
Net Income (Loss) Reconciliation……………………………	3
Notable Items…………………………………………………..	4
Adjusted Earnings Ex. Total Notable Items by Segment………..	5
U.S. Group Annuities………………………………………….	6
Long Term Care……………………………………………….	10
Benefits from U.S. Tax Reform………………………………	11
Updated 2018 Guidance………………………………………..	12
Appendix……………………………………………………….	13
Explanatory Note on Non-GAAP Financial Information…………	15

MetLife

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3 Net Income (Loss) Reconciliation 4Q17 QTD Net Income (Loss)* $2,091 Less: Net Investment Gains (Losses) 69 Net Derivative Gains (Losses) (92) Investment Hedge Adjustments (55) Tax Reform 1,504 Other (13) Adjusted Earnings* $678 (In millions) – Post-tax * Available to common shareholders. See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

4 Notable Items (In millions) – Post-tax * Available to common shareholders. 1 Includes a portion of the group annuity reserve charge of $62 million or $0.06 per share. See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.   4Q17 QTD   Adjusted Earnings Per Share Impact Adjusted Earnings* $678 $0.64 Less Notable Items: Tax Adjustments (298) (0.28) Actuarial Assumption Review & Other Insurance Adjustments1 (110) (0.10) Litigation Reserves & Settlement Costs (55) (0.05) Expense Initiative Costs (42) (0.04) Catastrophe Experience and Prior Year Development, Net 7 0.01 Adjusted Earnings*, excluding Total Notable Items $1,176 $1.11

5 Adjusted Earnings Ex. Total Notable Items by Segment (In millions) – Post-tax * Available to common shareholders. See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.   4Q17 QTD 4Q16 QTD % Change % Change (Constant Rate) Group Benefits 230 174 32% Retirement and Income Solutions 235 294 (20%) Property & Casualty 88 43 105% U.S. 553 511 8% Asia 310 354 (12%) (12%) Latin America 125 122 2% 0% EMEA 79 72 10% 5% MetLife Holdings 242 292 (17%) C&O (133) (152) 13% Adjusted Earnings*, ex. Total Notable Items $1,176 $1,199 (2%) (2%) Adjusted EPS, ex. Total Notable Items $1.11 $1.08 3% 2%

MetLife has been in the group annuity business for a long time Reserve correction goes back ~25 years Total group annuitants of ~600K Reserve releases for ~13.5K “unresponsive and missing” Total group annuity reserves of roughly $40 billion U.S. RIS Group Annuities - Background

Total Group Annuity Reserve Charge 1 Taxed at a 35% U.S. tax rate. Impacts to be reflected in both net income and adjusted earnings. (In millions) – Post-tax Pre-Tax Post-Tax1 Total Charge $510 $331 4Q17 in-quarter activity -13 -8 4Q17 change in estimate -95 -62 Total Error $402 $261 1Q17-3Q17 correction $30 $20 Prior years correction $372 $241

Group Annuities – Deficiency Assessment Management has identified a Material Weakness related to the group annuity reserves Administrative practices not sufficient to allow for reserves to be released Lack of timely escalation throughout the Company

Initial Steps to Remediate Material Weakness Administrative practices not sufficient to allow for reserves to be released Correct practices of releasing reserves to ensure improvements are made Improve communication to annuitants regarding benefits Establish more frequent attempts to contact annuitants and utilize additional commercial locator services Lack of timely escalation throughout the Company Reviewing escalation practices Will hire third party advisors to conduct comprehensive examination led by Chief Risk Officer

Announced LTC exit in 2010 Generates annual premium of ~$750 million Achieved +7% average rate increase in 2017 Statutory reserves are $2.5 billion higher than GAAP reserves GAAP and Statutory reserve assumptions are tested annually No future rate increases assumed in reserve calculations Long Term Care (“LTC”)

One Time 4Q17 Tax Benefit Decrease in 2018 Effective Tax Rate Lower U.S. Cash Taxes $1.2B net tax benefit $1,376M benefit from re-measurement of deferred tax liabilities (“DTL”) at 21% tax rate $170M charge due to one-time deemed repatriation tax 23%-25% 18%-20% PRIOR GUIDANCE CURRENT GUIDANCE Benefits from U.S. Tax Reform   Adjusted Earnings* Non-Adjusted Earnings Total Re-measurement of DTL at 21% tax rate $(128) $1,504 $1,376 One-time deemed repatriation tax (170) — (170) Total $(298) $1,504 $1,206 * Available to common shareholders. See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. (In millions) – Post-tax Modest reduction in annual U.S. cash tax liability

Corporate & Other adjusted loss of $700-$900 million after-tax in 2018 excluding expense initiative costs Change from prior guidance due to lower tax rate More than offsetting tax benefits in business segments Maintaining average 2018-2019 FCF target of 65-75% Lower end of range expected Impact of tax cash flow timing in 2018 Impact of group annuity reserve charge No change to capital management plans in 2018    Updated 2018 Guidance See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

Appendix

Revisions to Prior Period Net Income (In millions) – Post-tax 2017 2017 2016 2016 2015 2015 2014 and Prior1 2014 and Prior1 1Q $ (6) $ (7) 2Q (6) (5) 3Q (8) (4) 4Q — (5) Group Annuity Reserve Charge $ (20) $ (21) $ (20) $ (200) Other Revisions — (49) 31 18 Total Prior Period Revisions $ (20) $ (70) $ 11 $ (182) Group annuity reserve charge for 2016 and prior years of $241 million 1 The revisions to net income for 2014 and prior were recognized in the opening balances of total MetLife, Inc.'s stockholder's equity for their respective periods. Note: In addition to the revisions to prior period net income, unrealized gains (losses) recognized as a part of accumulated other comprehensive income within total MetLife, Inc.'s stockholder's equity included revisions of $0, $19 million, ($4) million, $65 million for the years 2017, 2016, 2015 and 2014 and prior, respectively.

Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information) to: should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) adjusted earnings; and (ii) adjusted earnings available to common shareholders; and (iii) adjusted earnings per share. (iii) adjusted earnings available to common shareholders per diluted common share. In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Reconciliation of these non-GAAP measure to the most directly comparable GAAP measure is included in this presentation and in this period’s quarterly financial supplement, which is available at www.metlife.com. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies:   Non-GAAP financial measures:    Comparable GAAP financial measures: (i) adjusted earnings available to common shareholders; (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) adjusted earnings available to common shareholders on a constant currency basis; (ii) net income (loss) available to MetLife, Inc.’s common shareholders; (iii) adjusted earnings available to common shareholders, excluding total notable items; (iii) net income (loss) available to MetLife, Inc.’s common shareholders; (iv) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; (iv) net income (loss) available to MetLife, Inc.’s common shareholders; (v) adjusted earnings available to common shareholders per diluted common share; and (v) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; and (vi) adjusted earnings available to common shareholders, excluding total notable items per diluted common share. (vi) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share.

Explanatory Note on Non-GAAP Financial Information (Continued) Adjusted earnings and related measures adjusted earnings available to common shareholders; adjusted earnings available to common shareholders on a constant currency basis; adjusted earnings available to common shareholders, excluding total notable items; adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; adjusted earnings available to common shareholders per diluted common share; and adjusted earnings available to common shareholders, excluding total notable items per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.    Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2017, adjusted revenues and adjusted expenses exclude the financial impact of converting MetLife’s Japan operations to calendar-year end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“investment hedge adjustments”), (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, and (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and Other revenues are adjusted for settlements of foreign currency earnings hedges.

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; Amortization of negative VOBA excludes amounts related to Market value adjustments; Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs.   Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. The following additional information is relevant to an understanding of MetLife’s performance results: MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from adjusted subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) adjusted activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect the company’s results, but that were unknown and that the company could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of company results and to evaluate and forecast those results.

Reconciliation of net income (loss) available to common shareholders to adjusted earnings available to common shareholders

Reconciliation to Adjusted Earnings Available to Common Shareholders Excluding Notable Items